UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (Amendment No.)

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

TBX RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

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TBX Resources, Inc.

3030 LBJ Freeway, Suite 1320
Dallas, Texas 75234

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held November 2, 2004

To Our Stockholders:

      Notice is hereby given that the Annual Meeting of Stockholders of TBX Resources, Inc. will be held at the Club Corp Building Conference Center, 3030 LBJ Freeway, Dallas, Texas 75234 on November 2, 2004, at 8:30 A.M. Central Standard Time, for the following purposes:

1. To elect one director to hold office for a term of one year and until his successor is elected and qualified; and

2. To consider and take action upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

      The close of business on September 17, 2004 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

      All stockholders are cordially invited to attend the meeting. Whether or not you expect to attend, you are requested to sign, date and return the enclosed proxy promptly in the accompanying envelope, which requires no postage if mailed in the United States.

By Order of the Board of Directors

/s/ TIM BURROUGHS

Tim Burroughs,
President and Director

Dallas, Texas

October 5, 2004

ANNUAL MEETING OF STOCKHOLDERS
PRINCIPAL STOCKHOLDERS
ELECTION OF DIRECTORS
Additional Information Concerning the Board of Directors
DIRECTOR COMPENSATION
EXECUTIVE COMPENSATION
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
Audit Fees
Financial Information Systems Design and Implementation Fees
GENERAL
STOCKHOLDER PROPOSALS

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of TBX Resources, Inc. (the “Company”) of proxies to be voted at the Annual Meeting of Stockholders to be held at the Club Corp Building Conference Center, 3030 LBJ Freeway, Dallas, Texas 75234, on November 2, 2004, at 8:30 A.M. Central Standard Time, and at any adjournment thereof, for the purposes set forth in the foregoing Notice of Annual Meeting of Stockholders. The persons named in the enclosed proxy form will vote the shares for which they are appointed in accordance with the directions of the stockholders appointing them. If the enclosed form of proxy is properly executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated thereon, such shares will be voted in favor of the actions described in this Proxy Statement and for the election of the nominee set forth under the caption “Election of Directors.” Any stockholder giving such a proxy may revoke it at any time before it is exercised in any manner permitted by law.

      Only holders of shares of Common Stock of record at the close of business on September 17, 2004 are entitled to vote at the meeting. On the record date, the Company had outstanding and entitled to vote 30,772,537 shares of Common Stock, each entitled to one vote upon all matters to be acted upon at the meeting. A majority in interest of the outstanding Common Stock, to be represented at the meeting in person or by proxy, shall constitute a quorum. The affirmative vote of a plurality of the Common Stock so represented is necessary to elect the nominee for election as directors. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s Common Stock will not be voted on such matter. Thus, an abstention from voting on any matter has the same legal effect as a vote “against” the matter even though the stockholder may interpret such action differently. Accordingly, except for determining the presence or absence of a quorum for the transaction of business, broker non-votes are not counted for any purpose in determining whether a matter has been approved.

      The principal executive offices of the Company are located 3030 LBJ Freeway, Suite 1320, Dallas, Texas 75234. The Company expects to mail this Proxy Statement and the accompanying form of proxy on or about October 5, 2004.

PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information concerning stock ownership of all persons known by the Company to own beneficially 5% or more of the outstanding shares of the Company’s Common Stock, each director of the Company, each executive officer of the Company named under “Executive Compensation” and all officers and directors of the Company as a group as of September 17, 2004:

Name of Beneficial	Amount and Nature of	Percent of
Holder or Identity of Group	Beneficial Ownership(1)	Class(2)

Tim Burroughs(1)	3,065,896	9.96%
c/o TBX Resources, Inc. 12300 Ford Road, Suite 194 Dallas, Texas 75234
Burroughs Family Trust(2)	5,000,000	16.25%
c/o TBX Resources, Inc. 12300 Ford Road, Suite 194 Dallas, Texas 75234
Samuel Warren	3,378,316	10.98%
5 Cindywood Street Texarkana, TX 75503
Total Officers, Directors and Affiliates as a group(two persons)(3)	11,444,212	37.19%

(1)	Effective December 1, 1999, we entered into an employment agreement with our President, Mr. Burroughs, whereby Mr. Burroughs shall receive stock options good for five years from the date of issuance to purchase up to 500,000 shares of our common stock each year at a price which shall not be greater than 50% of the average bid price for our common stock during the previous year. This right to purchase cumulates so that if Mr. Burroughs does not purchase the shares to which he is entitled from a year, that amount of shares that are not purchased is added to the previous number of shares that Mr. Burroughs may purchase. The result is that Mr. Burroughs shall have the right to acquire an additional 2,500,000 shares of our common stock over a five-year period. Mr. Burroughs currently owns 1,565,896 shares of our common stock and is also currently entitled to purchase 1,500,000 additional shares pursuant to his employment agreement, which results in Mr. Burroughs owning or being currently entitled to purchase a total of 3,065,896 shares of our common stock.

(2)	The beneficiary of the Burroughs Family Trust is Becca Burroughs, the daughter of Tim Burroughs, our President.

(3)	Percentages are based on 30,772,537 shares of Common Stock issued and outstanding as of September 17, 2004.

ELECTION OF DIRECTORS

      The Board of Directors is elected each year to hold office for a one (1) year term and until their successors are duly elected and qualified. The term of office of the current directors expires at the 2004 Annual Meeting. The accompanying form of proxy will be voted for the election of the nominee listed below, who is now a director, unless the proxy contains contrary instructions. Management has no reason to believe that the nominee will become unable or unwilling to serve as director. However, if the nominee should become unable or unwilling to serve as director, the proxy will be voted for the election of such person or persons as shall be designated by the director. Our Company is in the process of attempting to locate and recruit additional directors to serve on the board.

Name	Age	Position

Tim Burroughs	44	President and Director

      Tim Burroughs is the President, and founder of TBX Resources, Inc. Mr. Burroughs has been our President and Chairman of the Board of Directors since our company’s inception in 1995. Prior to founding our company, Mr. Burroughs worked for several Dallas/ Ft. Worth area based energy companies. Mr. Burroughs also studied business administration at Texas Christian University in Ft. Worth, Texas.

      In addition to serving as the President of our Company, Mr. Burroughs is also the President of Petroleum Holdings, Inc., Marketing Research Group, Inc. and Sweetwater Land & Oil Co. These companies were all organized by Mr. Burroughs in 1997 to participate in various opportunities in the oil and gas industry. However, since the organization of these companies, Mr. Burroughs has decided to not aggressively pursue through these companies the business he originally intended and has instead spent the majority of his professional time devoted to our business. In the future, Mr. Burroughs expects to spend little or no time on the business of these other companies. Mr. Burroughs is also the sole shareholder of Gulftex Operating, Inc., an oil and gas operating company, which performs services on behalf of TBX and from which Mr. Burroughs does not receive any immediate financial gain, but does not preclude the possibility of future benefits.

Additional Information Concerning the Board of Directors

      The Company does not have a standing audit, nominating or compensation committee. During 2003, each Director attended at least 75 percent of the total of the Board meetings that he was obligated to attend. Additionally, it is the Board’s policy that every Director and nominee for Director should make every effort to attend the Company’s annual meeting of Shareholders. All of the Company’s Directors attended the 2003 annual meeting. Shareholders of the Company may contact the Board of Directors by mail addressed as follows: Board of Directors, c/o TBX Resources, Inc., Attn: Chairman, 3030 LBJ Freeway, Suite 1320, Dallas, Texas 75234.

DIRECTOR COMPENSATION

      Directors who are not salaried officers of the Company are entitled to receive fees of $100.00 per meeting. During fiscal year ended November 30, 2003, no Director received any such fee.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation awarded to, earned by, or paid to the executive officers named:

Name and Position	Year	Annual Salary	Bonus

Tim Burroughs(1)	2002	150,000.00	-0-
President	2003	150,000.00	-0-
Sherri Cecotti(2)	2002	36,500.00	-0-
Secretary/ Treasurer	2003	48,000.00	-0-

(1)	Effective December 1, 1999, we entered into an employment agreement with our President, Mr. Burroughs, whereby Mr. Burroughs shall receive stock options good for five years from the date of issuance to purchase up to 500,000 of our common stock each year at a price which shall not be greater than 50% of the average bid price for our common stock during the previous quarter.

(2)	Sherri Cecotti, age 40, is the Secretary-Treasurer and joined our company in February 2002. Prior to joining our company Ms. Cecotti was employed by the Expo Design Center/ Home Depot, from 1999 to 2002 as an assistant store manager in their central installation office. From 1992-1998 Ms. Cecotti was operations manager for Marshall Fields in Dallas, Texas.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers, directors and persons who beneficially own more than 10% of a registered class of the Company’s equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based solely on the Company’s review of such forms furnished to the Company and written representations from certain reporting persons, the Company believes that all filing requirements applicable to the Company’s executive officers, directors and greater than 10% beneficial owners were complied with.

SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Company does not presently have an audit committee but is in the process of attempting to locate and recruit sufficient independent and qualified board members to constitute an audit committee.

      On January 31, 2004, the Registrant dismissed James A. Moyers, CPA (“Moyers”) as its independent accountant.

      On January 31, 2004, the Registrant retained James George Somma, CPA (“Somma”) as its independent accountant. The decision to engage Somma as set forth above and to dismiss James A. Moyers, CPA was approved by the board of directors of the Registrant.

      The Company did not consult with Somma with regard to any matter concerning the application of accounting principles to any specific transactions, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements prior to engaging the firm.

      Moyers’ reports on the Registrant’s financial statements for the fiscal years ended November 30, 2002 and 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

      During the fiscal years ended November 30, 2002 and 2001, and the subsequent interim period through August 31, 2003, (i) there were no disagreements with Moyers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Moyers, would have caused them to make reference to the subject matter of the disagreements in connection with their report and (ii) there were no “reportable events” as defined in Item 304(a)(I)(v) of Regulation S-K.

      A representative of James G. Somma is expected to be present at the annual meeting, with the opportunity to make a statement, if he or she desires to do so, and is expected to be available to respond to appropriate questions.

      If, prior to the next annual meeting of stockholders, such firm shall decline to act or otherwise become incapable of acting, or if the Board of Directors shall otherwise discontinue its engagement, the Board of Directors will appoint other independent auditors.

Audit Fees

      The fees billed, or expected to be billed by James G. Somma for professional services rendered for the audit of the Company’s annual financial statements for the fiscal year ended November 30, 2003 and the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-QSB for the fiscal year totaled approximately $20,000.00.

Financial Information Systems Design and Implementation Fees

      James G. Somma, CPA did not perform any financial information systems design and implementation services for the Company for the fiscal year ended November 30, 2003.

      The Board of Directors has considered and determined that James G. Somma’s provision of non-audit services to the Company is compatible with maintaining James G. Somma’s independence.

GENERAL

      The management of the Company does not know of any matters, other than those stated in this Proxy Statement, which are to be presented for action at the meeting. If any other matters should properly come before the meeting, proxies will be voted on these other matters in accordance with the best judgment of the persons appointed to vote the proxies.

      The Company will bear the cost of preparing, assembling and mailing all proxy materials that may be sent to the stockholders in connection with this solicitation. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies, for no additional compensation, by telephone. The Company does not expect to pay any compensation for the solicitation of proxies.

      The Annual Report of the Company for the fiscal year ended November 30, 2003 is being mailed with this Proxy Statement to stockholders entitled to vote at the meeting. A copy of the Company’s Annual Report on Form 10-KSB for its fiscal year ended November 30, 2003, as filed with the Securities and Exchange Commission, will be furnished without charge to any stockholder upon written request to TBX Resources, Inc., 3030 LBJ Freeway, Suite 1320, Dallas, Texas 75234, Attn: Investor Relations.

STOCKHOLDER PROPOSALS

      All proposals of stockholders intended to be presented at the Company’s next Annual Meeting of Stockholders must be received at the Company’s executive office no later than March 1, 2005, for inclusion in the proxy statement and form of proxy related to that meeting.

By Order of the Board of Directors

/s/ TIM BURROUGHS

Tim Burroughs,
President and Director

Dated: October 5, 2004

PROXY	TBX RESOURCES, INC.	PROXY

3030 LBJ Freeway, Suite 1320

Dallas, Texas 75234
Annual Meeting of Stockholders
November 2, 2004

This Proxy is solicited on behalf of the Board of Directors.

    The undersigned stockholder of TBX Resources, Inc., a company organized under the laws of the State of Texas, hereby appoints Tim Burroughs, President, and Sherri Cecotti, Secretary, as Proxies, each with the power to appoint his substitute and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of Common Stock of TBX Resources, Inc. held of record by the undersigned on September 17, 2004 at the Annual Meeting of Stockholders to be held on November 2, 2004, at 8:30 A.M. Central Standard Time or at any adjournment thereof.

(Continued and to be signed and dated on reverse side)

SEE REVERSE SIDE

/ Please Detach and Mail in the Envelope Provided /

Please date, sign and mail your proxy card back as soon as possible!

A ☒ Please mark your votes as in this example.

WITHHOLD
	FOR	AUTHORITY
1. To elect	☐	☐	Nominee: Tim Burroughs

2. In their discretion the proxies are authorized to vote upon such other business as may properly come before the meeting.

☐ Check here for address change	NEW ADDRESS

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED ABOVE.

     Date sign and return the Proxy card promptly using the enclosed envelope.

-------------------------------------------- SIGNATURE(S)
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-------------------------------------------- SIGNATURE, IF HELD JOINTLY
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DATE

NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.